                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



             Current Report Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)............  February 2, 1996



                                  TENNECO INC.

-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                     1-9864                   76-0233548
-------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File          (I.R.S. Employer
  of incorporation)                  Number)              Identification No.)



                    Tenneco Building, Houston, Texas           77002
-------------------------------------------------------------------------------
              (Address of principal executive offices)       (Zip Code)



      Registrant's telephone number, including area code:  (713) 757-2131

Item 5.  Other Events

   On February 5, 1996, Tenneco Inc. distributed a letter, dated February 2, 1996, from Dana G. Mead, its Chairman and Chief Executive Officer, to its stockholders regarding Tenneco's businesses.



Item 7.  Financial Statements and Exhibits.

   99(a) - Letter to Shareowners, dated February 2, 1996, from Dana G. Mead, Chairman and Chief Executive Officer of Tenneco Inc., regarding Tenneco's businesses.

   99(b) - Press release issued January 30, 1996, regarding, among other matters, earnings of Tenneco Inc. for the year ended December 31, 1995.

                                   SIGNATURE


   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          TENNECO INC.
                                          Registrant


                                                      /s/ M. W. Meyer
                                          By__________________________________
                                             M. W. Meyer, Vice President and
                                                  Deputy General Counsel



DATE:  February 6, 1996